UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 10, 2024
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VOLATO GROUP, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-41104	86-2707040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1954 Airport Road, Suite 124
Chamblee, GA 30341
(Address of principal executive offices) (zip code)
844-399-8998
Registrant’s telephone number, including area code
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	SOAR	NYSE American LLC
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	SOAR.WS	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 10, 2024, in the context of the previously announced costs savings measures, the named executive officers ("NEO's") of Volato Group, Inc. (the "Company") as named in the Company's proxy statement filed with the Securities and Exchange Commission on April 29, 2024 determined to voluntarily reduce their base salaries. As a result of this action, base salaries were reduced to the following amounts per annum:

Name and principal position	Salary	Adjusted Salary
Matthew Liotta, Chief Executive Officer	$310,000	$2,400
Keith Rabin, President	$300,000	$277,500
Nicholas Cooper, Chief Commercial Officer	$290,000	$—

Simultaneously with the NEO's salary reductions, other executive officers of the Company voluntarily reduced their salaries by an an average of 18%.

As consideration for the salary reductions, on June 7, 2024 the Board granted restricted stock units ("RSUs") for shares of the Company's common stock under the Company's 2023 Stock Incentive Plan (the "Plan") as follows:

Name	Restricted Stock Units
Matthew Liotta	370,302
Keith Rabin	26,877
Nicholas Cooper	346,412
All other executive officers	245,475

The RSUs will vest, subject to the NEO’s continued employment, as follows: 25% when the executive completes 12 months of continuous services and 1/48th shall vest subject to continuous employment thereafter. The RSUs also are subject to the terms and conditions of the Plan and form award agreements adopted by the Board and the Committee.

Item 9.01.       Financial Statements and Exhibits.
(d)Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 10, 2024

Volato Group, Inc.

By:	/s/ Mark Heinen
Name:	Mark Heinen
Title:	Chief Financial Officer